EXHBIT 10.11


                                  (TRANSLATION)

                                   DUTY STAMP

                      MEMORANDUM OF AGREEMENT ON AMENDMENTS
                    ATTACHED TO THE CONTRACT ON PERMISSION TO
                  ENGAGE IN BUSINESS OF SALE OF MERCHANDISE AND
                    SOUVENIRS AND TO LEASE PREMISES TO ENGAGE
                        IN BUSINESS AT THE INTERNATIONAL
                    PASSENGER TERMINAL OF THE BANGKOK AIRPORT
                   CONTRACT NO. 6-01/2536 DATED MARCH 18, 1993
                                 AMENDMENT NO. 3

THIS MEMORANDUM OF AGREEMENT is made at the Airports Authority of Thailand on the 29th day of October 1996 between THE AIRPORTS AUTHORITY OF THAILAND by Air Chief Marshal Chanin Chandrubeksa, the Governor, hereinafter referred to as "AAT" of the one part and J.M.T GROUP CO., LTD., a limited company incorporated under the Civil and Commercial Code, having the head office located at 189/58 Wat Daodung Lane, Somdej Phra Pinklao Road, Bang Yeekhan Sub-District, Bangkok Noi District, Bangkok Metropolis by Mr. Viratana Suntaranond, the person authorized to act on behalf of the. company under the Affidavit issued by the Partnerships and Companies Registration Office, Bangkok Metropolis, the Department of Commercial Registration, the Ministry of Commerce No. Sor
Or.0099462 dated August 9, 1996, hereinafter referred to as the "Supplier" of the other part.

WHEREAS AAT has permitted the Supplier to engage in the business of sale of merchandise and souvenirs and to lease premises to operate the said business at the International Passenger Terminal within the Bangkok Airport, under the Contract No. 6-01/2536 dated March 18, 1993, for a period of 5 years commencing from April 1, 1993 to March 31, 1998 with a total area for operation of business of 617.00 square meters; and

WHEREAS AAT permits the Supplier to lease  additional  premises  with an area of
402.50 square meters commencing from December 5, 1995.

AAT and the Supplier, therefore, agree to enter into this Memorandum of Agreement as follows:

Clause 1 The Appendix A. attached to the Contract No. 6-01/2536 date the 18th day of March 1993 which has been amended by the Memorandum of Agreement on Amendments No.2 dated the llth day of March 1996, shall be revoked and replaced by Appendix A. attached hereto.

Clause 2. In consideration to AAT's permission for the Supplier to lease additional premises to operate its business, the Supplier agrees to pay an additional remuneration to AAT as follows:

  2.1 For the period commencing from December 5, 1995 to December 4, 1996, the Supplier agrees to pay AAT the amount of Baht 4,969,066.65 (Four million nine hundred sixty nine thousand sixty six and 65/100 Baht) per month in advance. For the following years, the same shall be increased by 10 per cent per year.
  2.2 For the period commencing from January 1, 1996 to March 31, 1996, the Supplier agrees to pay AAT the amount of Baht 13,369.68 (Thirteen thousand three hundred sixty nine and 68/100 Baht) per month in advance.

  2.3 For the period commencing from April 1, 1996 to March 31, 1997, the Supplier agrees to pay AAT the amount of Baht 14,706.65 (Fourteen thousand seven hundred six and 65/100 Baht) per month in advance.

  2.4 For the period from April 1, 1997 to March 31, 1998, the Supplier agrees to pay AAT the amount of Baht 16,177.31 (Sixteen thousand one hundred seventy seven and 31/100 Baht) per month in advance.

Clause 3. In entering into this Memorandum of Agreement, the Supplier has delivered to AAT the Bank Guarantee issued by the Bangkok Metropolitan BankPublic Company Limited No L 39-3166 dated October 18, 1996 in the amount of Baht 30,143,739.80 (Thirty million one hundred forty three thousand seven hundred thirty nine and 80/100 Baht), as security for performance under the Contract No. 601/2536 dated March 18, 1993.

Clause 4. Other than those stipulated in Clauses 1, 2 and 3 hereinabove, other stipulations of the Contract No. 6-01/2536 dated March 18, 1993, shall remain in full force and effect.

Clause 5. This Memorandum of Agreement shall be in effect as from December 5, 1995 onwards.

This Memorandum of Agreement is made in duplicate with identical content. The Parties have thoroughly read and understood the same, thus setting their hands together with the seal (if any) affixed in presence of witnesses and each keeping one copy.

AAT                                            Supplier
---                                            --------
(Signed) Air Chief Marshal (signature)         (Signed) (signature)
                   (Chanin Chandrubeksa)          (Mr. ViratanaSuntaranond)


Witness                                        Witness
-------                                        -------
(Signed)        (signature)                    (Signed)    (signature)
            (Mr. Krit Pakakij)                    (Ms. Chataporn Phulupothong)


                                 (TRANSLATION)
             LIST ATTACHED TO MEMORANDUM OF AGREEMENT ON AMENDMENTS
        TO BE ATTACHED TO THE CONTRACT NO. 6-01/2536 DATED MARCH 18,1993
                                Amendment No. 3

                                                                      Appendix A
                                                                 (Total 8 Pages)

                                                                          Page 1
------------------------------------------------------------------------------------------------------------------------------------
         Particulars                Area in       Rental Rate   Rental        Charges    Housing            Lease Period
     of Leased Premises             Square        Baht/Sq.m                               Land Tax   -------------------------------
                                    Meter          /month       Babt/month   Baht/month  Baht/month    From               Up to
------------------------------------------------------------------------------------------------------------------------------------

Premises within the International
Passenger Terminal, Building I
---------------------------------

- Nos. 1302, 1302B                   48.00           500.-        24,000.-      3,600.-    3,000.00  December 5, 1995 March 31, 1998
- No. 3303 A                         12.00           500.-         6,000.-        900.-      750.-   December 5, 1995 March 31, 1998
- No. 3303 A/1                        9.00           500.-         4,500.-        675.-      562.50  Deeember 5, 1995 March 31, 1998
- No. 3303 B                         36.50           500.-        18,250.-      2,737.50   2,281.25  December 5, 1995 March 31, 1998
- No. 3304 A                         36.50           500.-        18,250.-      2,737.50   2,281.25  December 5, 1995 March 31, 1998
- No. 3304 B                         12.00           500.-         6,000.-        900.-      750.-   December 5, 1995 March 31, 1998
- No. 3304 B/1                       11.00           500.-         5,500.-        825.-      687.50  December 5, 1995 March 31, 1998
- No. 3342 E                        200.00           500.-       100,000.-     15,000.-   12,500.-   December 5, 1995 March 31, 1998
- No. 3342 E/1                       28.50           500.-        14,250.-      2,137.50   1,781.25  December 5, 1995 March 31, 1998
- No. 3342 E/2                       28.50           500.-        14,250.-      2,137.50   1,781.25  December 5, 1995 March 31, 1998
- No. 3342 F                        200.00           500.-       100,000.-     15,000.-   12,500.-   December 5, 1995 March 31, 1998
- No. 3342 F/1                       28.50           500.-        14,250.-      2,137.50   1,781.25  December 5, 1995 March 31, 1998
- No. 3342 F/2                       28.50           500.-        14,250.-      2,137.50   1,781.25  December 5, 1995 March 31, 1998
- No. 0316                           42.50           500.-        21,250.-      3,187.50   2,656.25  December 5, 1995 March 31, 1998
- No. 3265 S                         22.00           500.-        11,000.-      1,650.-    1,375.-   December 5, 1995 March 31, 1998
- No. 3265 S/1                       12.50           500.-         6,250.-        937.50     781.25  December 5, 1995 March 31, 1998
- No.3265T                            7.50           500.-         3,750.-        562.50     468.75  December 5, 1995 March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------




                                                                          Page 2
------------------------------------------------------------------------------------------------------------------------------------
         Particulars                Area in       Rental Rate   Rental        Charges    Housing            Lease Period
     of Leased Premises             Square        Baht/Sq.m                               Land Tax   -------------------------------
                                    Meter          /month       Babt/month   Baht/month  Baht/month    From               Up to
------------------------------------------------------------------------------------------------------------------------------------

Premises within the International
Passenger Terminal, Building I
---------------------------------


Premises within the International
Passenger Terminal, Building I:

- No. 2797 A                         41.00           750.-        30,750.-      4,612.50   3,843.75  December 5, 1995 March 31, 1998
- No. 3770                           43.50           750.-        32,625.-      4,893.75   4,078.12  December 5, 1995 March 31, 1998
- No. 3735 A                        160.50           750.-       120,375 -     18,056.25  15,046.87  December 5, 1995 March 31, 1998
- No. 3265 X                        156.00           750.-       117,000.-     17,550.-   14,625.-   December 5, 1995 March 31, 1998
- No. 3757 A                         12.50           750.-         9,375.-      1,406.25   1,171.87   January 1, 1996 March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                              AAT                          Supplier
                              ---                          --------
(Signed) Air Chief Marshal (signature)          (Signed) (signature)   (seal)
(Chanin Chandrubeksa)                           (Mr. Viratana Suntaranond)

(Signed)                     Witness                       Witness
                             -------                       -------
                            (signature)         (Signed) (signature)
                        (Mr. Krit Pakakij)      (Ms. ChataDorn PhluDothonc)







[Six pages (floor plans) of graphics omitted]